UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 15, 2024

Four Leaf Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41646	88-1178935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4546 El Camino Real B10 #715,

Los Altos, California 94022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 720-5626

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one redeemable warrant	FORLU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	FORL	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FORLW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On December 17, 2024, Four Leaf Acquisition Corporation, a Delaware corporation (“Four Leaf”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Four Leaf, Xiaoyu Dida Interconnect International Limited, an exempted company incorporated in the Cayman Islands with limited liability (“Xiaoyu Dida”), Xiaoyu Dida Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Xiaoyu Dida (“Merger Sub 1”), and Xiaoyu Dida (USA) Company, Inc., a Delaware corporation and a wholly-owned subsidiary of Xiaoyu Dida (“Merger Sub 2”). Upon the closing of the transactions contemplated by the Merger Agreement, (i) Merger Sub 1, will be merged with and into Four Leaf (“Merger 1”), with Four Leaf being the surviving company and becoming a wholly-owned subsidiary of Xiaoyu Dida. Four Leaf, in its capacity as the surviving entity of Merger 1, is referred to for the periods from and after Merger 1 as the “Merger 1 Surviving Corporation”); and (ii) immediately following the consummation of Merger 1, the Merger 1 Surviving Corporation will be merged with and into Merger Sub 2 (“Merger 2” and, collectively with Merger 1, the “Mergers”), with Merger Sub 2 being the surviving company and becoming a wholly-owned subsidiary of Xiaoyu Dida (Merger Sub 2, in its capacity as the surviving entity of Merger 2, is referred to for the periods from and after Merger 2 as the “Merger 2 Surviving Corporation”).

At a meeting of the Board of Directors of Four Leaf (the “Board”) held on December 17, 2024, the Board: (a) determined that (x) the Merger Agreement, Merger 1, Merger 2 and the other Transactions (as defined in the Merger Agreement) are fair and advisable to, and in the best interests of, Four Leaf and its stockholders, and (y) the Transactions constitute a “Business Combination” as such term is defined in the Four Leaf Charter (as defined below); (b) (i) approved and declared advisable the Merger Agreement and the execution, delivery and performance thereof, Merger 1, Merger 2 and the other Transactions, and (ii) approved and declared advisable the Merger 1 Certificate of Merger (as defined in the Merger Agreement), the Merger 2 Certificate of Merger (as defined in the Merger Agreement), the Sponsor Support Agreement (as defined below), the Registration Rights Agreement (as defined below), the Warrant Assumption Agreement (as defined below), and each other Additional Agreement (as defined in the Merger Agreement) to which Four Leaf is a party and the execution, delivery and performance thereof; (c) resolved to recommend the adoption of the Merger Agreement, the Merger 1 Certificate of Merger and the Merger 2 Certificate of Merger by the stockholders of Four Leaf; and (d) directed that the Merger Agreement, the Merger 1 Certificate of Merger and the Merger 2 Certificate of Merger be submitted to the stockholders of Four Leaf for their approval at special stockholders meeting to be called and held for such purpose (the “Four Leaf Special Meeting”).

Treatment of Four Leaf Securities

Four Leaf Stock. Immediately prior to the Merger 1 Effective Time (as defined in the Merger Agreement): (i) each share of Four Leaf’s Class B common stock, par value $0.0001 (the “Class B Common Stock”) shall be automatically converted into one share of Four Leaf’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock”, together with the Class B Common Stock, the “Common Stock”) in accordance with the terms of the Four Leaf’s second amended and restated certificate of incorporation (the “Four Leaf Charter”) (such automatic conversion, the “Four Leaf Class B Conversion”) and each share of Four Leaf Class B Common Stock shall no longer be outstanding and shall automatically be canceled, and each former holder of Four Leaf Class B Common Stock shall thereafter cease to have any rights with respect to such shares; and (ii) each Four Leaf unit (the “Four Leaf Units”), which consists of one share of Class A Common Stock and one redeemable warrant issued by Four Leaf to purchase shares of Four Leaf Class A Common Stock at a price of $11.50 per whole share (the “Four Leaf Warrants”) outstanding immediately prior to the Merger 1 Effective Time shall be automatically detached and the holder thereof shall be deemed to hold one share of Class A Common Stock and one Four Leaf Warrant in accordance with the terms of the applicable Four Leaf Units (the “Unit Separation”).

Immediately after giving effect to the Unit Separation and the Four Leaf Class B Conversion, at the Merger 1 Effective Time, each share of Four Leaf Class A Common Stock issued and outstanding immediately prior to the Merger 1 Effective Time (other than any shares of Four Leaf Class A Common Stock held by Four Leaf as treasury stock and any shares of Four Leaf Class A Common Stock subject to redemption (the “Four Leaf Redeeming Shares”)) shall automatically be cancelled in exchange for the right to receive, upon delivery of the applicable letter of transmittal (if any), one Class A ordinary share, par value of $0.00005 per share, of Xiaoyu Dida (the “Xiaoyu Dida Class A Ordinary Shares”) (the “Merger Consideration”).

Four Leaf Warrants. At the Merger 1 Effective Time, each Four Leaf Warrant outstanding immediately prior to the Merger 1 Effective Time shall cease to be a warrant with respect to Four Leaf Class A Common Stock and shall be assumed by Xiaoyu Dida and converted into a warrant to purchase one Xiaoyu Dida Class A Ordinary Share (each, a “Xiaoyu Dida Warrant”) pursuant to the terms of a warrant assignment, assumption and amendment agreement to be entered into between Four Leaf, Xiaoyu Dida and Continental Stock Transfer & Trust Company (“CST”) (the “Warrant Assumption Agreement”). Each Xiaoyu Dida Warrant shall continue to have and be subject to substantially the same terms as were applicable to such Four Leaf Warrant in effect immediately prior to the Merger 1 Effective Time under the terms of that certain Warrant Agreement, dated March 16, 2023, by and between Four Leaf and CST, as warrant agent (including any repurchase rights and cashless exercise provisions). At or prior to the Merger 1 Effective Time, Xiaoyu Dida shall take all corporate action necessary to reserve for future issuance, and shall maintain such reservation for so long as any of the Xiaoyu Dida Warrants remain outstanding, a sufficient number of Xiaoyu Dida Class A Ordinary Shares for delivery upon the exercise of Xiaoyu Dida Warrants after the Merger 1 Effective Time.

Representations and Warranties

The Merger Agreement contains customary representations and warranties of the parties thereto with respect to, among other things; (a) entity organization, good standing and qualification; (b) capital structure; (c) authorization to enter into the Merger Agreement; (d) compliance with laws and permits; (e) financial statements and internal controls; (f) absence of certain changes and undisclosed liabilities; (g) litigation; (h) labor and employee matters; (i) environmental matters; (j) tax matters; (k) real and personal property; (l) intellectual property; (m) insurance: (n) material contracts; (o) brokers and finders; (p) trade compliance; and (q) transactions with affiliates.

Covenants

The Merger Agreement includes customary covenants of the parties with respect to operation of their respective businesses prior to consummation of the Mergers and efforts to satisfy conditions to consummation of the Mergers. The Merger Agreement also contains additional covenants of the parties, including, among others, covenants providing for Four Leaf and Xiaoyu Dida to use reasonable best efforts to cooperate in the preparation of the Registration Statement and Proxy Statement/Prospectus (as each such term is defined in the Merger Agreement) required to be filed in connection with the Mergers and to obtain all requisite approvals of their respective stockholders including, in the case of Four Leaf, approvals of the Merger Agreement and the Mergers, and the third amended and restated certificate of incorporation. Four Leaf has also agreed to include in the Proxy Statement/Prospectus the recommendation of the Board that stockholders approve all of the proposals to be presented at the special meeting.

Non-Solicitation Restrictions

Each of Four Leaf and Xiaoyu Dida has agreed that from the date of the Merger Agreement to the date of the closing (the “Closing” or “Closing Date”) or, if earlier, the termination of the Merger Agreement in accordance with its terms, it will not, and it will cause its representatives not to, solicit or initiate any negotiations with any party, or provide non-public information or data concerning it or its subsidiaries to any party relating to an Alternative Transaction or Alternative Proposal (as such terms are defined in the Merger Agreement), or enter into any agreement relating to such a proposal.

Conditions to Closing

The consummation of the Closing is conditioned upon, among other things: (i) receipt of Four Leaf stockholder approval and Xiaoyu Dida shareholder approval; (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other applicable anti-trust Laws; (iii) no provisions of any applicable Law and no Order (each as defined in the Merger Agreement) shall prohibit or prevent the consummation of the Closing; (iv) all consents, approvals and actions of, filings with and notices to any Governmental Authority required to consummate the transactions, including without limitation, the CSRC Filing Notice (as defined in the Merger Agreement), shall have been made or obtained; (v) the effectiveness of the Registration Statement under the Securities Act of 1933, as amended (the “Securities Act”); (vi) Four Leaf having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)); (vii) the common stock of Xiaoyu Dida to be issued pursuant to the Merger Agreement being listed or having been conditionally approved for listing on Nasdaq, subject to official notice of issuance; (viii) solely with respect to Four Leaf (A) the representations and warranties of Xiaoyu Dida being true and correct to applicable standards in the Merger Agreement and each of the covenants of Xiaoyu Dida having been performed or complied with in all material respects, and (B) since the date of the Merger Agreement there not having been a material adverse effect on Xiaoyu Dida that is continuing; and (ix) solely with respect to Xiaoyu Dida, (A) the representations and warranties of Four Leaf being true and correct to applicable standards in the Merger Agreement and each of the covenants of Four Leaf having been performed or complied with in all material respects, (B) since the date of the Merger Agreement there not having been a material adverse effect on Four Leaf that is continuing, and (C) the resignations of certain directors and executive officers of Four Leaf. The Merger Agreement does not include a minimum cash condition. The Merger Agreement does not contain a requirement that Four Leaf and Xiaoyu Dida seek PIPE or similar additional financing prior to Closing.

Termination

The Merger Agreement may be terminated at any time prior to the Effective Time as follows:

(i) by mutual written consent of Four Leaf and Xiaoyu Dida;

(ii) by either Four Leaf or Xiaoyu Dida if the Closing is not consummated on or before December 31, 2025 (the “Outside Date”), provided that the failure to consummate the Closing by the Outside Date is not due to a breach of or failure to perform any of the representations, warranties, covenants or agreements set forth in the Merger Agreement by the party seeking to terminate;

(iii) by either Four Leaf or Xiaoyu Dida if the other party has breached any of its covenants or representations and warranties such that closing conditions would not be satisfied at the Closing (subject to a 20-day cure period for breaches that are curable), provided that such right to terminate will not be available to either party if it is then in material breach of any representation, warranty, covenant or obligation set forth in the Merger Agreement, which breach has not been cured;

(iv) by either Four Leaf or Xiaoyu Dida if any Order (as defined in the Merger Agreement) having the effect of prohibiting or preventing the consummation of the Closing shall be in effect and shall have become final and non-appealable; provided, however, that the right to terminate this shall not be available to a party if such Order was due to such party’s breach of or failure to perform any of its representations, warranties, covenants or agreements set forth in the Merger Agreement;

(v) by either Four Leaf or Xiaoyu Dida if the CSRC Filing Notice has not been obtained by the Outside Date;

(vi) by either Four Leaf or Xiaoyu Dida if Four Leaf stockholder approval shall not have been obtained by reason of the failure to obtain the required vote upon a vote held at the special meeting or any adjournment or postponement thereof; or

(vii) by Four Leaf if Xiaoyu Dida shareholder approval shall not have been obtained by reason of the failure to obtain the required vote at the general meeting duly convened therefor or at any adjournment or postponement thereof.

The Merger Agreement and other agreements described below have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about Four Leaf, Xiaoyu Dida or the other parties thereto. In particular, the assertions embodied in the representations and warranties in the Merger Agreement were made as of a specified date, are modified or qualified by information in one or more confidential disclosure schedules prepared in connection with the execution and delivery of the Merger Agreement, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the Merger Agreement are not necessarily characterizations of the actual state of facts about Four Leaf, Xiaoyu Dida or the other parties thereto at the time they were made or otherwise and should only be read in conjunction with the other information that Four Leaf makes publicly available in reports, statements and other documents filed with the SEC. Four Leaf and Xiaoyu Dida investors and security holders are not third-party beneficiaries under the Merger Agreement.

Certain Related Agreements

Sponsor Support Agreement. In connection with the execution of the Merger Agreement, ALWA Sponsor, LLC, a Delaware limited liability company (the “Sponsor”) and certain holders of Class B Common Stock, entered into a sponsor support agreement (the “Sponsor Support Agreement”) with Four Leaf and Xiaoyu Dida, pursuant to which the Sponsor and such holders of Class B Common Stock agreed, among other things, (a) to vote all shares of Common Stock beneficially owned by them in favor of the Mergers and other Transactions; (b) to waive any rights to adjustment or other anti-dilution rights in respect of the Class B Common Stock under the Four Leaf Charter; (c) to appear at the Four Leaf Special Meeting for purposes of constituting a quorum; (d) to vote against any proposals that would reasonably be expected to impede the Mergers or any of the Transactions; (e) not to redeem any Sponsor Shares (as defined in the Sponsor Support Agreement); (f) not to transfer any Sponsor Shares, subject to certain exceptions; and (g) to irrevocably waive dissenters’ rights, if any, under the DGCL and any other similar statute in respect to all Sponsor Shares with respect to the Transactions.

Shareholder Support Agreement. In connection with the execution of the Merger Agreement, Four Leaf entered into a shareholder support agreement and deed (the “Shareholder Support Agreement”) with Xiaoyu Dida and all of the existing shareholders of Xiaoyu Dida (the “Xiaoyu Dida Shareholders”), pursuant to which Xiaoyu Dida Shareholders agreed, among other things, (a) to vote in favor of the Transactions; (b) to appear at the Xiaoyu Dida shareholders’ meeting in person or by proxy for purposes of counting towards a quorum; and (c) to vote against any proposals that would be reasonably likely to in any material respect impede the Mergers or any of the Transactions.

Amended and Restated Registration Rights Agreement. In connection with the Closing, Four Leaf, the Sponsor, certain existing stockholders of Four Leaf who will receive Xiaoyu Dida Class A Ordinary Shares pursuant to the Merger Agreement and certain shareholders of Xiaoyu Dida will enter into an amended and restated registration rights agreement (the “Registration Rights Agreement”) mutually agreeable to Four Leaf and Xiaoyu Dida and in substantially the form attached to the Merger Agreement, which will become effective as of the Closing, pursuant to which, among other things, (a) Xiaoyu Dida will agree to undertake certain resale shelf registration obligations in accordance with the Securities Act and the Sponsor and certain shareholders of Xiaoyu Dida will be granted customary demand and piggyback registration rights; and (b) certain shareholders of Xiaoyu Dida will agree not to transfer certain Xiaoyu Dida shares held by such shareholder, for a period after the Closing specified therein, subject to certain exceptions.

Warrant Assignment, Assumption and Amendment Agreement. In connection with the Closing, Four Leaf, Xiaoyu Dida and Four Leaf’s transfer agent will enter into the Warrant Assumption Agreement, pursuant to which, among other things, Four Leaf will assign all of its rights, interests and obligations in the Warrant Agreement to Xiaoyu Dida, and the Warrant Agreement will be amended to change all references to Four Leaf to Xiaoyu Dida and so that each warrant will represent the right to receive one whole Xiaoyu Dida Class A Ordinary Share.

The foregoing descriptions of agreements and the transactions and documents contemplated thereby are not complete and are subject to and qualified in their entirety by reference to the Merger Agreement, Sponsor Support Agreement, Shareholder Support Agreement, the form of Registration Rights Agreement and the form of Warrant Assumption Agreement, copies of each of which are filed with this Current Report on Form 8-K as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, and the terms of which are incorporated by reference herein.

Item 5.02	Departure of a Director and Executive Officer.

Four Leaf deeply regrets to announce that Mr. Angel Orrantia, Director and Chief Executive Officer (“CEO”) of Four Leaf, died unexpectedly on December 15, 2024. The Board of Directors (“Board”) held a meeting on December 17, 2024, in response to this tragic event to ensure the required and necessary governance and business processes continue without adversely impacting the Company’s strategic direction. The Board appointed Mr. Bala Padmakumar, the current Chairman of the Board, as interim CEO until Four Leaf appoints a permanent new CEO.

Mr. Padmakumar has been a member of the Board since 2022. Mr. Padmakumar is a broad-based entrepreneur and technologist with a strong background in strategic partnerships, product and business development, technology and operations, private equity, and venture capital environments. Mr. Padmakumar currently is a Partner at Advantary Capital Partners, focusing on business development and strategic advisory. Mr. Padmakumar also serves as the Vice Chairman of the Board of Directors to ConnectM Technology Solutions, Inc. (NASDAQ: CNTM). Since January 2021, he has been actively advising the Asia practice of FocalPoint Partners LLC, a boutique investment bank. In addition, since June 2021, he has also served as an advisor to the Chief Executive Officer of NTherma Corporation. Prior to these positions, from December 2021 to July 2016, Mr. Padmakumar advised on deal flow and provided operational support to portfolio companies for a fund set up to support SK Telecom Co., Ltd.’s strategic interests. Additionally, from October 2020 to 2021, Mr. Padmakumar was the Chief Executive Officer at Amperics, Inc., a developer and vendor of high energy density ultracap hybrid storage systems.

Mr. Padmakumar has a Bachelor’s Degree in Technology from the University of Madras in Chemical Engineering and a Master’s Degree in Chemical Engineering from Stanford University.

Forward-looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Four Leaf and Xiaoyu Dida. All statements other than statements of historical facts contained in this report, including statements regarding Four Leaf or Xiaoyu Dida’s future results of operations and financial position, the amount of cash expected to be available to Xiaoyu Dida after the Closing and giving effect to any redemptions by Four Leaf stockholders, Xiaoyu Dida’s business strategy, prospective products, product approvals, research and development costs, timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated products and expected use of proceeds, are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “predict,” “seek,” “strategy,” “future,” “opportunity,” “plan,” “project,” “potential,” “ongoing,” “target,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, but not limited to, the following risks relating to the proposed transaction: the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Four Leaf securities; the failure to satisfy the conditions to closing the transaction, including the approval by the stockholders of Four Leaf and the receipt of certain governmental and regulatory approvals; the risk that some or all of Four Leaf’s stockholders may redeem their shares at the Closing Date; the effect of the announcement or pendency of the transaction on the Xiaoyu Dida’s business relationships and business generally; the outcome of any legal proceedings that may be instituted related to the transaction; the ability to realize the anticipated benefits of the transaction; and Xiaoyu Dida may use its capital resources sooner than it expects. Moreover, Xiaoyu Dida operates in a very competitive and rapidly changing environment. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond Four Leaf’s and Xiaoyu Dida’s control, you should not rely on these forward-looking statements as predictions of future events. The foregoing list of factors is not exclusive, and you should carefully consider the foregoing factors and the other risks and uncertainties described in the registration statement on Form F-4 discussed below and other documents filed by Four Leaf or Xiaoyu Dida from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and except as required by law. Four Leaf and Xiaoyu Dida assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Four Leaf nor Xiaoyu Dida gives any assurance that either Four Leaf or Xiaoyu Dida or the combined company will achieve its expectations.

Important Information for Investors and Stockholders

This document relates to a proposed transaction between Four Leaf and Xiaoyu Dida. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Four Leaf and Xiaoyu Dida intend to file a registration statement on Form F-4 with the SEC, which will include a prospectus with respect to Xiaoyu Dida’s securities to be issued in connection with the proposed transaction and a proxy statement with respect to the special meeting of Four Leaf to vote on the proposed transaction, referred to as a proxy statement/prospectus. The proxy statement/prospectus will be sent to all Four Leaf stockholders. Four Leaf also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Four Leaf are urged to carefully read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction, including the terms of the proposed transaction, the parties involved and the risks associated with the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by FOR: through the website maintained by the SEC at www.sec.gov or by directing a request to: Four Leaf Acquisition Corporation, 4546 El Camino Real, B10 #715, Los Altos, California 94022 419, Attention: Bala Padmakumar.

Participants in the Solicitation

Four Leaf and Xiaoyu Dida and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Four Leaf’s stockholders in connection with the proposed transactions described in this Current Report under the rules of the SEC. A list of the names of the directors and executive officers of Four Leaf and information regarding their interests in the Mergers will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
2.1*	Agreement and Plan of Merger dated as of December 17, 2024, by and among Four Leaf Acquisition Corporation, Xiaoyu Dida Interconnect International Limited, Xiaoyu Dida Merger Sub, Inc., and Xiaoyu Dida (USA) Company, Inc.
10.1	Sponsor Support Agreement dated as of December 17, 2024, by and among Four Leaf Acquistion Corporation, ALWA Sponsor, LLC, certain holders of Four Leaf Class B Common Stock and Xiaoyu Dida Interconnect International Limited.
10.2	Shareholder Support Agreement and Deed dated as of December 17, 2024, by and among Four Leaf Acquistion Corporation, Xiaoyu Dida Interconnect International Limited and the shareholders of Xiaoyu Dida Interconnect International Limited.
10.3	Form of Amended and Restated Registration Rights Agreement.
10.4	Form of Warrant Assignment, Assumption and Amendment Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). Four Leaf Acquisition Corporation agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Four Leaf Acquisition Corporation

By:	/s/ Bala Padmakumar
	Name:	Bala Padmakumar
	Title:	Chief Executive Officer

Dated: December 19, 2024